                                                                    Exhibit 99.1


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS

     HOUSTON DIVISION


      CASE NAME: Contour Energy Co.         Petition Date: 7/15/2002

                                               CASE NUMBER: 02-37740-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH                                 September                        YEAR     2002
====================================================================================================================================
                              MONTH             July 15 - 31     August         September       October     November      December
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                                         0                 0               0
------------------------------------------------------------------------------------------------------------------------------------
INCOME BEFORE INT, DEPREC./TAX (MOR-6)           1,496,849         2,305,737        (242,887)
------------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS) (MOR-6)                          424,146         1,080,737      (1,467,887)
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS (MOR-9)                  included with Contour Energy E&P, LLC Case Number 02-37741-H4-11
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO PROFESSIONALS (MOR-9)                        0                 0               0
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS (MOR-8)                              0                 0               0
====================================================================================================================================

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***


-------------------------------------------------------------
       REQUIRED INSURANCE MAINTAINED
            AS OF SIGNATURE DATE                  EXP.
                                                  DATE
---------------------------------------------  ------------
CASUALTY                YES    (X)  NO  (  )    5 -  1 - 03
                                               ---  ---  --
LIABILITY               YES    (X)  NO  (  )    5 -  1 - 03
                                               ---  ---  --
VEHICLE                 YES    (X)  NO  (  )    5 -  1 - 03
                                               ---  ---  --
* WORKER'S              YES    (X)  NO  (  )      -    -
                                               ---  ---  --
OTHER                   YES    (X)  NO  (  )    5 -  1 - 03
-------------------------------------------------------------
* Through Administaff (PPE provider)

What is the status of your Plan of Reorganization?

--------------------------------------------------
ATTORNEY NAME:     John F. Higgins, IV

FIRM:              Porter & Hedges

ADDRESS:           700 Louisiana, Suite 3500

ADDRESS:

CITY, STATE ZIP:   Houston, TX 77002

TELEPHONE:         713-226-0648
--------------------------------------------------

                                                                                    CIRCLE ONE

Are all accounts receivable being collected within terms?                           [Yes]       No

Are all post-petition liabilities, including taxes, being paid within terms?        [Yes]       No

Have any pre-petition liabilities been paid?                                        [Yes]       No

If so, describe   Royalties, severance taxes, employee obligations (pursuant to court orders)
                  ----------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?                      [Yes]       No

Were any assets disposed of outside the normal course of business?                   Yes       [No]

If so, describe  ___________________________________________________________________________________

Are all U.S. Trustee Quarterly Fee Payments current?

                                                                                    [Yes]       No

____________________________________________________________________________________________________


            I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.


                           SIGNED  /s/ Rick G. Lester
                                  ----------------------------------------------

(ORIGINAL SIGNATURE)         TITLE   Executive Vice President and Chief
                                  --------------------------------------
                                     Financial Officer
                                     ------------------

MOR 2 & 3
Stand-Alone Balance Sheet for Trustees

                                                         Contour Energy Co.

                                                            Balance Sheet

                                                        At September 30, 2002

                                                                  CONC             CEEP**             KOCL              PFI
                                                                   05               10                 40                12
                                                             ===============   ===============   ===============   =============
                         ASSETS

Cash and cash equivalents                                                 0        17,097,044                 0               0
Accounts receivable                                                       0         5,451,147                 2               0
Accounts receivable-affiliates, net of elimination              238,849,307        15,579,746                (1)              0
Prepaid expenses and other current assets                         2,455,469         5,749,657                 0               0
                                                             --------------    --------------    --------------    ------------
      Total current assets                                      241,304,776        43,877,594                 1               0

Unproved properties                                                       0        14,965,238         1,989,270               0
Oil & gas properties, subject to amortization                             0       180,258,254       256,350,572       1,771,716
Pipelines and other transportation assets, at cost                        0         1,075,549                 0               0
Furniture, fixtures and equipment                                         0         3,828,061                 0               0
                                                             --------------    --------------    --------------    ------------
      Total property and equipment                                        0       200,127,102       258,339,842       1,771,716
Less: Accumulated DD&A                                                    0      (145,002,647)     (200,729,801)     (1,771,716)
                                                             --------------    --------------    --------------    ------------
      Total properties and equipment, net                                 0        55,124,455        57,610,041               0

Loan costs,  net                                                    100,000                 0                 0               0
Restricted cash                                                           0         7,300,000                 0               0
Other non-current assets (goodwill and other)                             0           886,982                 0               0
Investment in subsidiaries                                      (91,157,539)       47,383,916                 0               0
                                                             --------------    --------------    --------------    ------------
      Total other assets                                        (91,057,539)       55,570,898                 0               0
                                                             --------------    --------------    --------------    ------------
Total Assets                                                    150,247,237       154,572,947        57,610,042               0
                                                             ==============    ==============    ==============    ============

                      LIABILITIES

Post-petition liabilities (MOR-4)                                   612,500           606,933         1,416,486               0
Accounts payable and accrued expenses                            12,292,093         8,285,588         1,092,260               0
Accounts payable-affilates, net of elimination                            0       239,626,358        12,557,930          70,548
Current portion of long-term debt                               260,095,402                 0                 0               0
                                                             --------------    --------------    --------------    ------------
      Total current liabilities                                 272,999,995       248,518,879        15,066,676          70,548

Bank debt                                                                 0                 0                 0               0
Senior notes                                                              0                 0                 0               0
Senior subordinated notes                                                 0                 0                 0               0
Senior secured notes                                                      0                 0                 0               0
Convertible subordinated notes                                            0                 0                 0               0
Convertible subordinated debentures                                       0                 0                 0               0
Deferred federal income tax                                               0                 0                 0               0
                                                             --------------    --------------    --------------    ------------
                                                                          0                 0                 0               0
                                                             --------------    --------------    --------------    ------------
      Total liabilities                                         272,999,995       248,518,879        15,066,676          70,548

                  SHAREHOLDERS' EQUITY
Preferred stock                                                           0                 0                 0               0
Common stock                                                      1,731,171                10                 0           1,000
Additional paid-in capital                                      293,241,298       106,616,327                 0          29,902
Retained earnings                                              (419,865,641)     (202,702,683)       42,543,366        (101,450)
Accumulated other comprehensive loss                              2,140,414         2,140,414                 0               0
                                                             --------------    --------------    --------------    ------------
   Total Shareholders' Equity                                  (122,752,758)      (93,945,932)       42,543,366         (70,548)
Total Liabilities and Shareholders' Equity                      150,247,237       154,572,947        57,610,042               0
                                                             ==============    ==============    ==============    ============
                                                                          0                 0                 0               0






                                                           CGM             CGI              CONC             Elim/        CONC
                                                            57              58            Combined          Reclass      Consol
                                                       =============   ============   ===============   ============= ===========
                         ASSETS

Cash and cash equivalents                                         0              0         17,097,044              0    17,097,044
Accounts receivable                                       7,356,878        (10,211)        12,797,816              0    12,797,816
Accounts receivable-affiliates, net of elimination                0              0        254,429,052   (254,398,172)       30,880
Prepaid expenses and other current assets                         0              0          8,205,126              0     8,205,126
                                                       ------------    -----------    ---------------   ------------  ------------
      Total current assets                                7,356,878        (10,211)       292,529,038   (254,398,172)   38,130,866

Unproved properties                                               0              0         16,954,508              0    16,954,508
Oil & gas properties, subject to amortization                     0              0        438,380,542        (81,316)  438,299,226
Pipelines and other transportation assets, at cost           10,430        496,276          1,582,255              0     1,582,255
Furniture, fixtures and equipment                                 0            543          3,828,604              0     3,828,604
                                                       ------------    -----------    ---------------   ------------  ------------
      Total property and equipment                           10,430        496,819        460,745,909        (81,316)  460,664,593
Less: Accumulated DD&A                                      (10,430)      (375,194)      (347,889,788)     2,869,703  (345,020,085)
                                                       ------------    -----------    ---------------   ------------  ------------
      Total properties and equipment, net                         0        121,625        112,856,121      2,788,387   115,644,508

Loan costs,  net                                                  0              0            100,000              0       100,000
Restricted cash                                                   0              0          7,300,000              0     7,300,000
Other non-current assets (goodwill and other)                     0              0            886,982              0       886,982
Investment in subsidiaries                                        0              0        (43,773,623)    43,773,623             0
                                                       ------------    -----------    ---------------   ------------  ------------
       Total other assets                                         0              0        (35,486,641)    43,773,623     8,286,982
                                                       ------------    -----------    ---------------   ------------  ------------
Total Assets                                              7,356,878        111,414        369,898,518   (207,836,162)  162,062,356
                                                       ============    ===========    ===============   ============  ============

                      LIABILITIES

Post-petition liabilities (MOR-4)                             1,960              0          2,637,879              0     2,637,879
Accounts payable and accrued expenses                       340,679          6,982         22,017,602              0    22,017,602
Accounts payable-affilates, net of elimination            1,242,901        964,675        254,462,412   (254,398,172)       64,240
Current portion of long-term debt                                 0              0        260,095,402              0   260,095,402
                                                       ------------    -----------    ---------------   ------------  ------------
      Total current liabilities                           1,585,540        971,657        539,213,295   (254,398,172)  284,815,123

Bank debt                                                         0              0                  0              0             0
Senior notes                                                      0              0                  0              0             0
Senior subordinated notes                                         0              0                  0              0             0
Senior secured notes                                              0              0                  0              0             0
Convertible subordinated notes                                    0              0                  0              0             0
Convertible subordinated debentures                               0              0                  0              0             0
Deferred federal income tax                                       0              0                  0              0             0
                                                       ------------    -----------    ---------------   ------------  ------------
                                                                  0              0                  0              0             0
                                                       ------------    -----------    ---------------   ------------  ------------
      Total liabilities                                   1,585,540        971,657        539,213,295   (254,398,172)  284,815,123

                  SHAREHOLDERS' EQUITY

Preferred stock                                                   0              0                  0              0             0
Common stock                                                  1,000          1,000          1,734,181         (3,010)    1,731,171
Additional paid-in capital                                        0      4,400,000        404,287,527   (111,046,229)  293,241,298
Retained earnings                                         5,770,338     (5,261,243)      (579,617,313)   159,751,663  (419,865,650)
Accumulated other comprehensive loss                              0              0          4,280,828     (2,140,414)    2,140,414
                                                       ------------    -----------    ---------------   ------------  ------------
   Total Shareholders' Equity                             5,771,338       (860,243)      (169,314,777)    46,562,010  (122,752,767)
Total Liabilities and Shareholders' Equity                7,356,878        111,414        369,898,518   (207,836,162)  162,062,356
                                                       ============    ===========    ===============   ============  ============
                                                                  0              0                  0              0             0

**NOTE: CEEP balances include pro-rata share of Kelley Partners 1994 Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related investment and equity accounts have been eliminated within this column.

Legal Entity Names:
Co 05 = Contour Energy Co.
Co 10 = Contour Energy E & P, LLC
Co 40 = Kelley Operating Company, LTD.
Co 12 = Petrofunds Inc.
Co 57 = Concorde Gas Marketing Inc.
Co 58 = Concorde Gas Intrastate Inc.

CASE NAME: Contour Energy Co.                        CASE NUMBER: 02-37740-H4-11

                                                 SCHEDULE OF POST-PETITION LIABILITIES

====================================================================================================================================
                                            July 15 - 31                August           September      October   November  December

====================================================================================================================================
TRADE ACCOUNTS PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
TAX PAYABLE:
------------------------------------------------------------------------------------------------------------------------------------
Federal Payroll Taxes
------------------------------------------------------------------------------------------------------------------------------------
State Payroll & Sales
------------------------------------------------------------------------------------------------------------------------------------
Ad Valorem Taxes
------------------------------------------------------------------------------------------------------------------------------------
Other Taxes
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE
------------------------------------------------------------------------------------------------------------------------------------
SECURED DEBT POST-PETITION
------------------------------------------------------------------------------------------------------------------------------------
ACCRUED INTEREST PAYABLE                            671,774               612,500               612,500
------------------------------------------------------------------------------------------------------------------------------------
*ACCRUED PROFESSIONAL FEES:
------------------------------------------------------------------------------------------------------------------------------------
OTHER ACCRUED LIABILITIES:
------------------------------------------------------------------------------------------------------------------------------------
1  Royalties/Royalties Suspense
------------------------------------------------------------------------------------------------------------------------------------
2 Estimated capital expenditures
  and Operating Cost                   Detail not available  Detail not available  Detail not available
------------------------------------------------------------------------------------------------------------------------------------
3
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL POST-PETITION LIABILITIES (MOR-3)             671,774               612,500               612,500
====================================================================================================================================

* Payment Requires Court Approval.
                          MOR-4

CASE NAME: Contour Energy Co.                        CASE NUMBER: 02-37740-H4-11

                                                   AGING OF POST-PETITION LIABILITIES

                                                         MONTH - SEPTEMBER, 2002

====================================================================================================================================
        DAYS         TOTAL          TRADE ACCTS      FED TAXES     STATE TAXES       AD-VALOREM,             OTHER
                                                                                     OTHER TAXES       INTEREST ON 14% DEBT
------------------------------------------------------------------------------------------------------------------------------------
        0-30        612,500                                                                                         612,500
------------------------------------------------------------------------------------------------------------------------------------
       31-60
------------------------------------------------------------------------------------------------------------------------------------
       61-90
------------------------------------------------------------------------------------------------------------------------------------
        91+
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL               612,500                                                                                         612,500
====================================================================================================================================
                                                     AGING OF ACCOUNTS RECEIVABLE

====================================================================================================================================
        MONTH
------------------------------------------------------------------------------------------------------------------------------------
      0-30 DAYS
------------------------------------------------------------------------------------------------------------------------------------
     31-60 DAYS
------------------------------------------------------------------------------------------------------------------------------------
     61-90 DAYS
------------------------------------------------------------------------------------------------------------------------------------
      91 + DAYS
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
        TOTAL
====================================================================================================================================

        MOR-5

MOR 6
Stand-Alone Income Statement for Trustees

                               Contour Energy Co.
                                Income Statement
                     For the Month Ended September 30, 2002

                                                  CONC         CEEP**      KOCL       PFI      CGM        CGI
                                                   05           10          40         12       57         58
                                              ===========  ===========  ==========   =====   =======   ========
Oil & gas revenues                                     0    2,186,635   2,965,453       0         0          0
Hedging gain/(loss)                                    0      811,261           0       0         0          0
Gas marketing revenues, net                            0            0           0       0    60,100     (2,167)
Interest & other income                                0       22,931    (406,667)      0         0          0
Gain on sale of oil & gas properties                   0            0           0       0         0          0
                                              -----------  -----------  ----------   -----   -------   --------
      Total revenues                                   0    3,020,827   2,558,786       0    60,100     (2,167)

Production expenses                                    0      777,119   1,905,513       0         0          0
Exploration expenses                                   0      466,054     397,794       0         0          0
General & administrative expenses                      0      458,228           0       0    27,375      7,466
Interest expense, net                          1,225,000          440           0       0         0          0
Impairment of oil & gas properties                     0            0           0       0         0          0
Depreciation, depletion, & amortization                0      471,942   1,224,265       0         0      1,794
                                              -----------  -----------  ----------   -----   -------   --------
      Total expenses                           1,225,000    2,173,783   3,527,572       0    27,375      9,260
                                              -----------  -----------  ----------   -----   -------   --------
Net income (loss) before subs                 (1,225,000)     847,044    (968,786)      0    32,725    (11,427)

Equity in earnings of subs                      (242,887)    (947,488)          0       0         0          0
                                              -----------  -----------  ----------   -----   -------   --------
Net income(Loss) before income taxes          (1,467,887)    (100,444)   (968,786)      0    32,725    (11,427)

Provision (benefit) for federal income taxes:
      Current                                          0            0           0       0         0          0
      Deferred                                         0            0           0       0         0          0
                                              -----------  -----------  ----------   -----   -------   --------
Net Income (Loss) before extraord. item       (1,467,887)    (100,444)   (968,786)      0    32,725    (11,427)
                                              -----------  -----------  ----------   -----   -------   --------
Extraordinary item - retirement of debt                0            0           0       0         0          0
                                              -----------  -----------  ----------   -----   -------   --------
Net Income (Loss)                             (1,467,887)    (100,444)   (968,786)      0    32,725    (11,427)
                                              -----------  -----------  ----------   -----   -------   --------
Preferred stock dividends                              0            0           0       0         0          0
                                              -----------  -----------  ----------   -----   -------   --------
Net Income (Loss) app. to common shares       (1,467,887)    (100,444)   (968,786)      0    32,725    (11,427)
                                              ===========  ===========  ==========   =====   =======   ========


                                                  CONC          Elim/         CONC
                                                 Combined      Reclass       Consol
                                               ===========   ===========   ==========
Oil & gas revenues                              5,152,088             0     5,152,088
Hedging gain/(loss)                               811,261             0       811,261
Gas marketing revenues, net                        57,933             0        57,933
Interest & other income                          (383,736)            0      (383,736)
Gain on sale of oil & gas properties                    0             0             0
                                               -----------   -----------   -----------
      Total revenues                            5,637,546             0     5,637,546

Production expenses                             2,682,632             0     2,682,632
Exploration expenses                              863,848             0       863,848
General & administrative expenses                 493,069             0       493,069
Interest expense, net                           1,225,440             0     1,225,440
Impairment of oil & gas properties                      0             0             0
Depreciation, depletion, & amortization         1,698,001       142,443     1,840,444
                                               -----------   -----------   -----------
      Total expenses                            6,962,990       142,443     7,105,433
                                               -----------   -----------   -----------
Net income (loss) before subs                  (1,325,444)     (142,443)   (1,467,887)

Equity in earnings of subs                     (1,190,375)    1,190,375             0
                                               -----------   -----------   -----------
Net income(Loss) before income taxes           (2,515,819)    1,047,932    (1,467,887)

Provision (benefit) for federal income taxes:
      Current                                           0             0             0
      Deferred                                          0             0             0
                                               -----------   -----------   -----------
Net Income (Loss) before extraord. item        (2,515,819)    1,047,932    (1,467,887)
                                               -----------   -----------   -----------
Extraordinary item - retirement of debt                 0             0             0
                                               -----------   -----------   -----------
Net Income (Loss)                              (2,515,819)    1,047,932    (1,467,887)
                                               -----------   -----------   -----------
Preferred stock dividends                               0             0             0
                                               -----------   -----------   -----------
Net Income (Loss) app. to common shares        (2,515,819)    1,047,932    (1,467,887)
                                               ===========   ===========   ===========

** NOTE: CEEP balances include pro-rata share of Kelley Partners 1994 Development Drilling Program and Kelley Partners 1992 Development Drilling Program Related equity accounts have been eliminated within this column.

Legal Entity Names:
Co 05 = Contour Energy Co.
Co 10 = Contour Energy E & P, LLC
Co 40 = Kelley Operating Company, LTD.
Co 12 = Petrofunds Inc.
Co 57 = Concorde Gas Marketing Inc.
Co 58 = Concorde Gas Intrastate Inc.

CASE NAME: Contour Energy Co.                        CASE NUMBER: 02-37740-H4-11

                     PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101 (31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc) (Attach additional pages as necessary.)

====================================================================================================================================
    INSIDERS: NAME/POSITION/COMP TYPE             July 15 - 31           August       September     October    November    December
====================================================================================================================================
Included with Contour Energy E & P,  LLC
====================================================================================================================================
 Case Number 02-37741-H4-11
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)
====================================================================================================================================
    PROFESSIONALS: NAME/ORDER DATE                July 15 - 31            August      September     October    November    December
====================================================================================================================================
Porter & Hedges, L.L.P.                                None                None         None
------------------------------------------------------------------------------------------------------------------------------------
Weil Gotshal & Manges, L.L.P.                          None                None         None
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)
====================================================================================================================================

        MOR-9